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                                                                    Exhibit 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT

                  Mortgage Loan Purchase Agreement, dated as of May 9, 2000 (the "AGREEMENT"), between UBS Principal Finance LLC (together with its successors and permitted assigns hereunder, the "SELLER") and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "PURCHASER").

                  The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "MORTGAGE LOANS") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "OTHER LOANS"; and, together with the Mortgage Loans, the "SECURITIZED LOANS"), into a trust fund (the "TRUST FUND"), the beneficial ownership of which will be evidenced by multiple classes (each, a "CLASS") of mortgage pass-through certificates (the "CERTIFICATES"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT"), to be dated as of May 11, 2000, among the Purchaser as depositor, First Union National Bank as master servicer (the "MASTER SERVICER"), Lennar Partners, Inc. as special servicer (the "SPECIAL SERVICER"), LaSalle Bank National Association as trustee (the "TRUSTEE") and ABN AMRO Bank N.V. as fiscal agent (the "FISCAL AGENT"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

                  The Purchaser has entered into an Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of the date hereof, with Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (collectively, the "UNDERWRITERS"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"; and such Certificates, the "REGISTERED CERTIFICATES"). The Purchaser has also entered into a Certificate Purchase Agreement (the "CERTIFICATE PURCHASE AGREEMENT"), dated as of the date hereof, with Lehman Brothers Inc. (the "PLACEMENT AGENT"), whereby the Purchaser will sell to the Placement Agent all of the remaining Certificates (the "NON-REGISTERED CERTIFICATES").

                  In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "CO-INDEMNITOR"), the Purchaser, the Underwriters and the Placement Agent have entered into an Indemnification Agreement (the "INDEMNIFICATION AGREEMENT"), dated as of the date hereof.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as EXHIBIT A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $889,370,560.85 (the "Initial Pool Balance") as of


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the close of business on May 11, 2000 (the "Cut-off Date"), after giving effect to any payments due on or before such date as to any Mortgage Loan, whether or not received. The purchase and sale of the Mortgage Loans shall take place on May 18, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to 99.7964% of the Initial Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 68.11% Percentage Interest in each Class of Residual Interest Certificates (such Certificates, the "Seller's Residual Interest Certificates").

SECTION 2. CONVEYANCE OF MORTGAGE LOANS.

                  (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in SECTION 1 hereof and satisfaction or waiver of the conditions to closing set forth in SECTION 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

                  (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

                  (c) The Seller hereby agrees that, on or before the Closing Date, it shall on behalf of the Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

                  (d) As and when provided in the Pooling and Servicing Agreement, each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3, in favor of, and delivered as part of the related Mortgage File to, the Trustee, shall be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee. The Mortgage Loan Seller shall bear the costs and expenses of such recording and filing.


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                  (e)      All documents and records relating to the Mortgage
Loans and in the Seller's possession or under its control (the "ADDITIONAL MORTGAGE LOAN DOCUMENTS") that are not required to be delivered to the Trustee, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

                  (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other limited liability company restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of


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         any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

                  (vi) No consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in SECTION 1 hereof. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  (x) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                  (xi) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                  (xii) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section
         5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of


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         the Closing Date, will have carefully reviewed, and that the Seller's
         Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                  (xiii) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

                  (xiv) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

                  (xv) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                  (xvi) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                  (xvii)   The Seller is not a Disqualified Organization.

                  (xviii) The Seller's sole member is UBS AG; under Treasury Regulation Section 301.7701-3, the Seller is treated, solely for United States federal income tax purposes, as a branch of UBS AG; UBS AG is foreign corporation within the meaning of Section 7701(a)(5) of the Code; for purposes of Treasury Regulation Section 1.860G-3(a)(3),


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         UBS AG's income from the Seller's Residual Interest Certificates is subject to tax under Section 882 of the Code; for purposes of Treasury Regulation Section 1.860E-1(c)(4)(ii), UBS AG understands that, as holder of the Seller's Residual Interest Certificates for United States federal income tax purposes, UBS AG may incur tax liabilities in excess of any cash flows generated by the Seller's Residual Interest Certificates and that UBS AG intends to pay taxes associated with holding the Seller's Residual Interest Certificates. UBS AG has agreed to provide to the Trustee, on or before the Closing Date, an effective and duly executed IRS Form W-8ECI, and to update such form as required under applicable Treasury Regulations.

                  (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on EXHIBIT B hereto.

                  (c) If the Seller discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to SECTION 3(b) hereof (each such breach, a "BREACH") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in, or the value of, such Mortgage Loan, then the Seller shall within 90 days after its discovery or receipt of notice of such Document Defect or Breach (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Document Defect or Breach) (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; PROVIDED, HOWEVER, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach would not prevent the Mortgage Loan from being treated as a "qualified mortgage" within the meaning of the REMIC Provisions and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Seller receiving such additional 90-day period, the Seller shall deliver an officer's certificate to the Purchaser setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period); and PROVIDED, FURTHER, that, if any such Document Defect is still not cured after the initial 90 days and any such additional 90 day period solely due to the failure of a recording office to have returned the recorded document, then the Seller may continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of the failure of a recording office to have returned the recorded document and that the Seller is diligently pursuing the cure of such Document Defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date.

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         This SECTION 3(c) provides the sole remedies available to the Purchaser regarding any Document Defect or Breach with respect to any Mortgage Loan.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in SECTION 1 hereof.

SECTION 5. CLOSING. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

              The Closing shall be subject to each of the following conditions:


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                  (a)      All of the representations and warranties of the
Seller set forth in or made pursuant to SECTIONS 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in
SECTION 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                  (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

                  (c) All documents specified in SECTION 6 of this Agreement (the "CLOSING DOCUMENTS"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to SECTION 2 of this Agreement;

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 6. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed by the Purchaser and the Seller;

                  (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely, to the effect that each individual who, as an officer or


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representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (d) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the organizational documents of the Seller, and (iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date (or, if accompanied by a bring-down telegram dated as of the Closing Date, a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date);

                  (e) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

                  (f) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (g) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (h) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller and the Co-Indemnitor, substantially in the form attached hereto as EXHIBIT C-1, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agent, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley & Austin as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

                  (i) A favorable opinion of in-house counsel to the Seller and the Co-Indemnitor, substantially in the form attached hereto as EXHIBIT C-2, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agent, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;


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

                  (j) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

                  (k) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. COSTS. The costs and expenses associated with the transactions contemplated by this Agreement shall be payable by the Seller and Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. as and to the extent provided in the engagement letter dated February 15, 2000 (the "ENGAGEMENT LETTER"), between Lehman Brothers Inc. and UBS Warburg LLC (formerly known as Warburg Dillon Read LLC), and shall otherwise be payable by the party that incurred such cost or expense.

SECTION 8. GRANT OF A SECURITY INTEREST. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in SECTION 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (iii) the conveyance provided for in SECTION 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 9. NOTICES. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 11. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 14. FURTHER ASSURANCES. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 15. SUCCESSORS AND ASSIGNS. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

SECTION 16. AMENDMENTS. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    SELLER

                                    UBS PRINCIPAL FINANCE LLC

                                    By: /s/ Brian R. Harris
                                        -----------------------------------
                                    Name:   Brian R. Harris
                                    Title:  Executive Director

                                    By: /s/ Ahmed Alali
                                        -----------------------------------
                                    Name:   Ahmed Alali
                                    Title:  Director
                                    Address for Notices:
                                    299 Park Avenue
                                    New York, New York 10171
                                    Attention: Ahmed Alali
                                              -------------
                                    Telecopier No.: (212) 821-3162
                                                          --------
                                    Telephone No.: (212) 821-4782
                                                         --------

                                    PURCHASER

                                    STRUCTURED ASSET SECURITIES
                                      CORPORATION

                                    By: /s/ Paul Hughson
                                        ------------------------------------
                                    Name:   Paul Hughson
                                    Title:  Senior Vice President

                                    Address for Notices:
                                    Structured Asset Securities Corporation
                                    Three World Financial Center
                                    New York, NY  10285
                                    Attention:  Tricia Hall
                                    Telecopier No.:  (212) 526-5911
                                    Telephone No.:  (212) 526-3746

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                      MORTGAGE LOAN SCHEDULE (SCHEDULE I)


MORTGAGE
LOAN
NUMBER   PROPERTY NAME                                                  ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                              3000 East First Avenue
   2     Annapolis Mall                                                 2002 Annapolis Mall
   3     Westfield Portfolio                                            Various
   5     Southern Company Center                                        270 Peachtree Street
   7     Deposit Guaranty Plaza                                         210 E. Capital Street
   8     Cedarbrook Corporate Center Building 5                         5 Cedar Brook Drive
   9     2 and 4 Gannett Drive                                          2 Gannett Drive and 4 Gannett Drive
   10    New Media & Arts Center                                        450 West 15th Street
   11    Pepper Square Shopping Center                                  14902 Preston Road
   12    Pinewood Chase Apartments                                      5601 Regency Park Court
   13    Eagle Rock                                                     2700 Colorado Boulevard
   14    Deposit Guaranty Tower & Building                              333 Texas Street
   18    205-11 Montague Street                                         205-11 Montague Street
   19    Reisterstown Square Apartments                                 6510 Eberle Drive
   20    Five Points Plaza                                              40 Marietta Street
   23    River Oaks West Shopping Center                                530-603 West River Oaks Drive orrence Avenue
   24    Deposit Guaranty - Building                                    200 E. Capitol Street
   29    Whispering Oaks Apartments                                     2443 West Dugdale Road
   31    Central Forest Shopping Center                                 11617 North Central Expressway
   34    Timberlyne Shopping Center                                     1129 Weaver Dairy Road
   35    29 West 35th Street                                            29 West 35th Street
   36    Peacock Center                                                 504 Ridgeville Road
   37    Nabisco Warehouse & Distribution Complex                       2005, 2040, 2100, and 2150 W. 43rd St./4334 S. Damen Ave.
   38    Ballenger Creek Plaza                                          5830 Ballenger Creek Pike
   41    Winchester Marketplace                                         40515,40665, 40695, 40705 & 40825 Winchester Road
   44    The Atria at Hillcrest                                         158-13 72nd Avenue
   45    Citizens Trust Company Bldg.                                   75 Piedmont Avenue Northeast
   47    Woodbridge Village Apartments                                  1900-1948 North Marianna Avenue
   48    Mooresville Festival Shopping Center                           3904-3990 West Highway 150
   51    Town North Shopping Center                                     3500-3600 North Belt Line Road
   52    Route 7 Commerce Center                                        9409 and 9411 Philadelphia Road
   53    Post Road Plaza                                                260-300 Boston Post Road
   54    Chapel Wood Apartments                                         1425 Nova Avenue
   55    Enterprise Park                                                6155 Corporate Drive
   61    Oradell Medical Plaza                                          550 Kinderamack Road
   62    River Drive                                                    380-400 River Drive
   63    The Joseph Cory Warehouse                                      888 Newark Avenue
   67    Bernard Court Shopping Center                                  1843 Highland Drive
   72    17 Corporate Plaza Office Building                             17 Corporate Plaza
   73    Westlake Office Building                                       310 Technology Ave
   77    GSE Building                                                   9189 Red Branch Road
   80    Ironwood Plaza                                                 23920 Ironwood Plaza
   82    Parkview Estates                                               995 North Denton Boulevard
   83    Wallace Crossing Shopping Center                               715 N. Norwood Street
   84    Palomar Village                                                687-693 Palomar Street
   85    Stanton Oaks Shopping Center                                   4201 Green Oaks Blvd West
   86    West Pointe Shopping Center                                    2900 Kings Highway
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3            6830 North Eldridge Parkway
   91    151 West 25th Street                                           151 West 25th Street
   92    La Croix Court Apartments                                      14 La Croix Court Drive a/k/a 75 Carry Lane
   93    Everglades Apartments                                          1103 23rd Street North
   94    Plaza Building                                                 120 North Congress Street
   97    Valley Plaza Shopping Center                                   16932-17020 E. Quincy Avenue
  104    Cambridge Place Apartments                                     435-441 Cambridge Street
  110    Clay Commons Shopping Center                                   8075 Oswego Road
  118    Lake Creek Crossing Shopping Center                            1205 Round Rock Avenue
  122    Westway Office Park                                            8000 Harwin Drive
  125    The Whitney Hotel                                              700 Woodrow Street
  127    Sun Lake Estates Mobile Home Park                              4865 Lake Ontario Drive
  131    The Barons Apartments                                          91 Queen Street
  133    426 West Broadway                                              426 West Broadway
  134    Walnut Hill Apartments                                         1550 Blalock


MORTGAGE
LOAN                                                                                                               ZIP
NUMBER   PROPERTY NAME                                                  CITY                              STATE    CODE
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                              Denver                              CO     80206
   2     Annapolis Mall                                                 Annapolis                           MD     21401
   3     Westfield Portfolio                                            Various                             CA    Various
   5     Southern Company Center                                        Atlanta                             GA     30303
   7     Deposit Guaranty Plaza                                         Jackson                             MS     39201
   8     Cedarbrook Corporate Center Building 5                         Cranbury                            NJ     8512
   9     2 and 4 Gannett Drive                                          White Plains                        NY     10604
   10    New Media & Arts Center                                        New York City                       NY     10011
   11    Pepper Square Shopping Center                                  Dallas                              TX     75240
   12    Pinewood Chase Apartments                                      Suitland                            MD     20902
   13    Eagle Rock                                                     Eagle Rock                          CA     90041
   14    Deposit Guaranty Tower & Building                              Shreveport                          LA     71101
   18    205-11 Montague Street                                         Brooklyn                            NY     11242
   19    Reisterstown Square Apartments                                 Baltimore (Reisterstown)            MD     21215
   20    Five Points Plaza                                              Atlanta                             GA     30303
   23    River Oaks West Shopping Center                                Calumet City                        IL     60409
   24    Deposit Guaranty - Building                                    Jackson                             MS     39201
   29    Whispering Oaks Apartments                                     Waukegan                            IL     60085
   31    Central Forest Shopping Center                                 Dallas                              TX     75243
   34    Timberlyne Shopping Center                                     Chapel Hill                         NC     27514
   35    29 West 35th Street                                            New York                            NY     10001
   36    Peacock Center                                                 Mount Airy                          MD     21771
   37    Nabisco Warehouse & Distribution Complex                       Chicago                             IL     60609
   38    Ballenger Creek Plaza                                          Frederick                           MD     21703
   41    Winchester Marketplace                                         Temecula                            CA     92590
   44    The Atria at Hillcrest                                         Flushing                            NY     11375
   45    Citizens Trust Company Bldg.                                   Atlanta                             GA     30303
   47    Woodbridge Village Apartments                                  Los Angeles                         CA     90032
   48    Mooresville Festival Shopping Center                           Mooresville                         NC     28115
   51    Town North Shopping Center                                     Irving                              TX     75243
   52    Route 7 Commerce Center                                        Rossville                           MD     21237
   53    Post Road Plaza                                                Port Chester                        NY     10573
   54    Chapel Wood Apartments                                         Capital Heights                     MD     20743
   55    Enterprise Park                                                Houston                             TX     77036
   61    Oradell Medical Plaza                                          Oradell                             NJ     7649
   62    River Drive                                                    Passaic                             NJ     7055
   63    The Joseph Cory Warehouse                                      Jersey City                         NJ     7306
   67    Bernard Court Shopping Center                                  Jonesboro                           AR     72402
   72    17 Corporate Plaza Office Building                             Newport Beach                       CA     92660
   73    Westlake Office Building                                       Norcross                            GA     30092
   77    GSE Building                                                   Columbia                            MD     21045
   80    Ironwood Plaza                                                 Moreno Valley                       CA     92557
   82    Parkview Estates                                               Fort Walton Beach                   FL     32547
   83    Wallace Crossing Shopping Center                               Wallace                             NC     28466
   84    Palomar Village                                                Chula Vista                         CA     91911
   85    Stanton Oaks Shopping Center                                   Arlington                           TX     76016
   86    West Pointe Shopping Center                                    Paragould                           AR     72450
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3            Houston                             TX     77084
   91    151 West 25th Street                                           New York                            NY     10001
   92    La Croix Court Apartments                                      Rochester(Town of Irondequiot)      NY     14609
   93    Everglades Apartments                                          Pell City                           AL     35125
   94    Plaza Building                                                 Jackson                             MS     39201
   97    Valley Plaza Shopping Center                                   Aurora                              CO     80015
  104    Cambridge Place Apartments                                     Boston                              MA     2134
  110    Clay Commons Shopping Center                                   Clay                                NY     13090
  118    Lake Creek Crossing Shopping Center                            Round Rock                          TX     78681
  122    Westway Office Park                                            Houston                             TX     77036
  125    The Whitney Hotel                                              Columbia                            SC     29205
  127    Sun Lake Estates Mobile Home Park                              Cocoa                               FL     32926
  131    The Barons Apartments                                          Southington                         CT     6489
  133    426 West Broadway                                              New York City                       NY     10003
  134    Walnut Hill Apartments                                         Houston                             TX     77080


MORTGAGE                                                                                                            REMAINING
LOAN                                                                    CUT-OFF DATE       MONTHLY P&I     MORTGAGE TERM TO
NUMBER   PROPERTY NAME                                                  BALANCE            PAYMENT           RATE   MATURITY
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                              148,497,918.00     1,143,861.16       7.68    75
   2     Annapolis Mall                                                 122,873,596.80       939,216.06      8.251    115
   3     Westfield Portfolio                                             99,000,000.00       767,077.85      8.285    115
   5     Southern Company Center                                         36,266,700.54       261,923.33       7.77    110
   7     Deposit Guaranty Plaza                                          25,708,264.29       199,294.63       8.55    113
   8     Cedarbrook Corporate Center Building 5                          22,961,104.48       183,245.71       8.89    117
   9     2 and 4 Gannett Drive                                           20,453,825.21       156,466.46       8.42    116
   10    New Media & Arts Center                                         18,964,383.23       155,208.07       9.17    116
   11    Pepper Square Shopping Center                                   17,870,835.70       144,929.94       9.07    117
   12    Pinewood Chase Apartments                                       16,900,746.06       124,147.94       7.95    110
   13    Eagle Rock                                                      16,792,557.20       125,650.12      8.177    115
   14    Deposit Guaranty Tower & Building                               16,540,976.31       128,228.32       8.55    113
   18    205-11 Montague Street                                          13,692,439.11       106,213.23       8.55    112
   19    Reisterstown Square Apartments                                  13,471,051.66       105,001.62      8.625    116
   20    Five Points Plaza                                               13,286,194.94        95,954.81       7.77    110
   23    River Oaks West Shopping Center                                 12,280,234.58       106,922.45       8.33    122
   24    Deposit Guaranty - Building                                     11,957,332.21        92,695.18       8.55    113
   29    Whispering Oaks Apartments                                      10,233,912.85        84,324.23       9.25    117
   31    Central Forest Shopping Center                                   9,584,195.93        77,381.96       9.02    117
   34    Timberlyne Shopping Center                                       8,947,730.50        65,850.69       7.97    110
   35    29 West 35th Street                                              8,830,011.22        70,406.50       8.88    117
   36    Peacock Center                                                   8,796,722.81        61,759.33       7.48    111
   37    Nabisco Warehouse & Distribution Complex                         8,709,813.14        68,639.61       8.75    117
   38    Ballenger Creek Plaza                                            8,647,625.82        60,712.56       7.48    111
   41    Winchester Marketplace                                           8,066,979.56        59,604.42       8.03    113
   44    The Atria at Hillcrest                                           7,206,546.24        52,441.78       7.85    110
   45    Citizens Trust Company Bldg.                                     6,885,558.80        54,159.17      8.725    116
   47    Woodbridge Village Apartments                                    6,514,261.42        47,492.05      7.875    111
   48    Mooresville Festival Shopping Center                             6,516,000.00        45,150.45      8.315    116
   51    Town North Shopping Center                                       5,890,584.69        48,196.19       9.17    117
   52    Route 7 Commerce Center                                          5,641,340.46        43,254.17      8.445    116
   53    Post Road Plaza                                                  5,640,096.87        45,693.04      9.055    116
   54    Chapel Wood Apartments                                           5,487,787.80        42,212.31       8.48    116
   55    Enterprise Park                                                  5,479,506.10        41,803.97      8.375    77
   61    Oradell Medical Plaza                                            5,015,987.37        37,496.11      8.125    108
   62    River Drive                                                      4,985,385.15        39,782.25      8.875    114
   63    The Joseph Cory Warehouse                                        4,953,901.91        38,253.45        8.5    112
   67    Bernard Court Shopping Center                                    4,362,903.60        32,867.91       8.25    115
   72    17 Corporate Plaza Office Building                               4,103,755.16        30,555.84        8.1    111
   73    Westlake Office Building                                         4,079,696.08        30,801.93       8.25    111
   77    GSE Building                                                     4,033,395.65        31,514.89       8.63    112
   80    Ironwood Plaza                                                   3,827,642.80        29,526.28        8.5    114
   82    Parkview Estates                                                 3,793,718.26        30,575.66          9    117
   83    Wallace Crossing Shopping Center                                 3,793,358.41        29,840.35       8.73    117
   84    Palomar Village                                                  3,745,821.80        28,459.37       8.33    113
   85    Stanton Oaks Shopping Center                                     3,744,015.70        30,633.17       9.17    117
   86    West Pointe Shopping Center                                      3,739,631.63        28,172.50       8.25    115
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3              3,736,257.28        28,668.32     8.4375    113
   91    151 West 25th Street                                             3,493,691.46        27,110.66       8.58    117
   92    La Croix Court Apartments                                        3,492,031.67        26,602.53      8.375    116
   93    Everglades Apartments                                            3,487,147.81        26,738.53       8.43    113
   94    Plaza Building                                                   3,424,920.28        27,293.47       8.86    114
   97    Valley Plaza Shopping Center                                     3,354,000.00        23,268.38      8.325    116
  104    Cambridge Place Apartments                                       3,215,663.19        23,821.47       8.07    115
  110    Clay Commons Shopping Center                                     2,909,298.17        23,454.75          9    116
  118    Lake Creek Crossing Shopping Center                              2,502,524.96        20,213.01       8.43    110
  122    Westway Office Park                                              2,380,810.34        19,325.45        8.5    111
  125    The Whitney Hotel                                                2,323,000.00        17,122.45      8.845    116
  127    Sun Lake Estates Mobile Home Park                                2,288,609.99        17,279.13       8.25    111
  131    The Barons Apartments                                            2,245,460.71        17,902.01      8.875    116
  133    426 West Broadway                                                2,197,044.75        19,412.83      9.625    118
  134    Walnut Hill Apartments                                           2,190,968.57        17,111.37      8.625    112


MORTGAGE                                                                          REMAINING     INTEREST
LOAN                                                                   MATURITY-  AMORTIZATION  ACCRUAL   ADMINISTRATIVE  GROUND
NUMBER   PROPERTY NAME                                                 ARD        TERM          BASIS     COST RATE       LEASE?
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                              8/11/06       300        Act/360      0.1022        Yes
   2     Annapolis Mall                                                 12/11/09      355        Act/360      0.1022
   3     Westfield Portfolio                                            12/11/09      355        Act/360      0.1022
   5     Southern Company Center                                         7/1/09       350        Act/360      0.1022
   7     Deposit Guaranty Plaza                                         10/6/09       353        Act/360      0.1022        Yes
   8     Cedarbrook Corporate Center Building 5                         2/11/10       357        Act/360      0.1022
   9     2 and 4 Gannett Drive                                          1/11/10       356        Act/360      0.1022
   10    New Media & Arts Center                                        1/11/10       356        Act/360      0.1022
   11    Pepper Square Shopping Center                                  2/11/10       357        Act/360      0.1022
   12    Pinewood Chase Apartments                                      7/10/09       350        Act/360      0.1022
   13    Eagle Rock                                                     12/11/09      355        Act/360      0.1022
   14    Deposit Guaranty Tower & Building                              10/6/09       353        Act/360      0.1022
   18    205-11 Montague Street                                         9/11/09       352        Act/360      0.1022
   19    Reisterstown Square Apartments                                 1/11/10       356        Act/360      0.1022
   20    Five Points Plaza                                               7/1/09       350        Act/360      0.1022
   23    River Oaks West Shopping Center                                 7/1/10       230        Act/360      0.1022
   24    Deposit Guaranty - Building                                    10/6/09       353        Act/360      0.1022
   29    Whispering Oaks Apartments                                      2/6/10       357        Act/360      0.1022
   31    Central Forest Shopping Center                                 2/11/10       357        Act/360      0.1022
   34    Timberlyne Shopping Center                                      7/1/09       350        Act/360      0.1022
   35    29 West 35th Street                                            2/11/10       357        Act/360      0.1022
   36    Peacock Center                                                  8/6/09       351        Act/360      0.1022
   37    Nabisco Warehouse & Distribution Complex                       2/11/10       357        Act/360      0.1022
   38    Ballenger Creek Plaza                                           8/6/09       351        Act/360      0.1022
   41    Winchester Marketplace                                         10/6/09       353        Act/360      0.1022
   44    The Atria at Hillcrest                                         7/11/09       350        Act/360      0.1022
   45    Citizens Trust Company Bldg.                                   1/11/10       356        Act/360      0.1022
   47    Woodbridge Village Apartments                                   8/6/09       351        Act/360      0.1022
   48    Mooresville Festival Shopping Center                           1/11/10        0         Act/360      0.1022
   51    Town North Shopping Center                                     2/11/10       357        Act/360      0.1022
   52    Route 7 Commerce Center                                        1/11/10       356        Act/360      0.1022
   53    Post Road Plaza                                                1/11/10       356        Act/360      0.1022
   54    Chapel Wood Apartments                                         1/11/10       356        Act/360      0.1022
   55    Enterprise Park                                                10/11/06      353        Act/360      0.1022
   61    Oradell Medical Plaza                                           5/1/09       348        Act/360      0.1022
   62    River Drive                                                    11/11/09      354        Act/360      0.1022
   63    The Joseph Cory Warehouse                                      9/11/09       352        Act/360      0.1022
   67    Bernard Court Shopping Center                                  12/6/09       355        Act/360      0.1022
   72    17 Corporate Plaza Office Building                              8/1/09       351        Act/360      0.1022
   73    Westlake Office Building                                       8/11/09       351        Act/360      0.1022
   77    GSE Building                                                   9/11/09       352        Act/360      0.1022        Yes
   80    Ironwood Plaza                                                 11/6/09       354        Act/360      0.1022
   82    Parkview Estates                                               2/11/10       357        Act/360      0.1022
   83    Wallace Crossing Shopping Center                               2/11/10       357        Act/360      0.1022
   84    Palomar Village                                                10/6/09       353        Act/360      0.1022
   85    Stanton Oaks Shopping Center                                   2/11/10       357        Act/360      0.1022
   86    West Pointe Shopping Center                                    12/6/09       355        Act/360      0.1022
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3            10/6/09       353        Act/360      0.1022
   91    151 West 25th Street                                           2/11/10       357        Act/360      0.1022
   92    La Croix Court Apartments                                      1/11/10       356        Act/360      0.1022
   93    Everglades Apartments                                          10/6/09       353        Act/360      0.1022
   94    Plaza Building                                                 11/6/09       354        Act/360      0.1022
   97    Valley Plaza Shopping Center                                   1/11/10        0         Act/360      0.1022
  104    Cambridge Place Apartments                                     12/11/09      355        Act/360      0.1022
  110    Clay Commons Shopping Center                                   1/11/10       356        Act/360      0.1022
  118    Lake Creek Crossing Shopping Center                             7/1/09       290        Act/360      0.1022
  122    Westway Office Park                                             8/6/09       291        Act/360      0.1022
  125    The Whitney Hotel                                              1/11/10        0         Act/360      0.1022
  127    Sun Lake Estates Mobile Home Park                               8/6/09       351        Act/360      0.1022
  131    The Barons Apartments                                          1/11/10       356        Act/360      0.1022
  133    426 West Broadway                                              3/11/10       298        Act/360      0.1022
  134    Walnut Hill Apartments                                         9/11/09       352        Act/360      0.1022


MORTGAGE                                                                MORTGAGE              SECURED     ARD        ANTICIPATED
LOAN                                                                    LOAN                  BY LETTER   MORTGAGE   REPAYMENT
NUMBER   PROPERTY NAME                                                  SELLER   DEFEASANCE   OF CREDIT   LOAN       DATE
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                                WDR                               Yes         8/11/29
   2     Annapolis Mall                                                   WDR                    Yes        Yes        12/11/29
   3     Westfield Portfolio                                              WDR                               Yes        12/11/29
   5     Southern Company Center                                          WDR    Defeasance                  No         0/0/00
   7     Deposit Guaranty Plaza                                           WDR    Defeasance                 Yes         10/6/29
   8     Cedarbrook Corporate Center Building 5                           WDR    Defeasance                 Yes         2/11/30
   9     2 and 4 Gannett Drive                                            WDR    Defeasance                 Yes         1/11/30
   10    New Media & Arts Center                                          WDR    Defeasance                 Yes         1/11/30
   11    Pepper Square Shopping Center                                    WDR    Defeasance                 Yes         2/11/30
   12    Pinewood Chase Apartments                                        WDR    Defeasance                  No         0/0/00
   13    Eagle Rock                                                       WDR    Defeasance                 Yes        12/11/29
   14    Deposit Guaranty Tower & Building                                WDR    Defeasance                 Yes         10/6/29
   18    205-11 Montague Street                                           WDR    Defeasance                  No         0/0/00
   19    Reisterstown Square Apartments                                   WDR    Defeasance                 Yes         1/11/30
   20    Five Points Plaza                                                WDR    Defeasance                  No         0/0/00
   23    River Oaks West Shopping Center                                  WDR    Defeasance                  No         0/0/00
   24    Deposit Guaranty - Building                                      WDR    Defeasance                 Yes         10/6/29
   29    Whispering Oaks Apartments                                       WDR    Defeasance                 Yes         2/6/30
   31    Central Forest Shopping Center                                   WDR    Defeasance                 Yes         2/11/30
   34    Timberlyne Shopping Center                                       WDR    Defeasance                  No         0/0/00
   35    29 West 35th Street                                              WDR    Defeasance                 Yes         2/11/30
   36    Peacock Center                                                   WDR    Defeasance                  No         0/0/00
   37    Nabisco Warehouse & Distribution Complex                         WDR    Defeasance                 Yes         2/11/10
   38    Ballenger Creek Plaza                                            WDR    Defeasance                  No         0/0/00
   41    Winchester Marketplace                                           WDR    Defeasance                  No         0/0/00
   44    The Atria at Hillcrest                                           WDR    Defeasance                  No         0/0/00
   45    Citizens Trust Company Bldg.                                     WDR    Defeasance                 Yes         1/11/30
   47    Woodbridge Village Apartments                                    WDR    Defeasance                  No         0/0/00
   48    Mooresville Festival Shopping Center                             WDR    Defeasance                 Yes         0/0/00
   51    Town North Shopping Center                                       WDR    Defeasance                 Yes         2/11/30
   52    Route 7 Commerce Center                                          WDR    Defeasance                  No         0/0/00
   53    Post Road Plaza                                                  WDR    Defeasance                  No         0/0/00
   54    Chapel Wood Apartments                                           WDR    Defeasance                 Yes         1/11/30
   55    Enterprise Park                                                  WDR                                No         0/0/00
   61    Oradell Medical Plaza                                            WDR    Defeasance                  No         0/0/00
   62    River Drive                                                      WDR    Defeasance                  No         0/0/00
   63    The Joseph Cory Warehouse                                        WDR    Defeasance                  No         0/0/00
   67    Bernard Court Shopping Center                                    WDR    Defeasance                  No         0/0/00
   72    17 Corporate Plaza Office Building                               WDR    Defeasance                  No         0/0/00
   73    Westlake Office Building                                         WDR    Defeasance                  No         0/0/00
   77    GSE Building                                                     WDR    Defeasance                  No         0/0/00
   80    Ironwood Plaza                                                   WDR    Defeasance                  No         0/0/00
   82    Parkview Estates                                                 WDR    Defeasance                 Yes         2/11/30
   83    Wallace Crossing Shopping Center                                 WDR    Defeasance                  No         0/0/00
   84    Palomar Village                                                  WDR    Defeasance                  No         0/0/00
   85    Stanton Oaks Shopping Center                                     WDR    Defeasance                 Yes         2/11/30
   86    West Pointe Shopping Center                                      WDR    Defeasance                  No         0/0/00
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3              WDR    Defeasance                  No         0/0/00
   91    151 West 25th Street                                             WDR    Defeasance                 Yes         2/11/30
   92    La Croix Court Apartments                                        WDR    Defeasance                 Yes         1/11/30
   93    Everglades Apartments                                            WDR    Defeasance                  No         0/0/00
   94    Plaza Building                                                   WDR    Defeasance                  No         0/0/00
   97    Valley Plaza Shopping Center                                     WDR    Defeasance                 Yes         0/0/00
  104    Cambridge Place Apartments                                       WDR    Defeasance                  No         0/0/00
  110    Clay Commons Shopping Center                                     WDR    Defeasance                  No         0/0/00
  118    Lake Creek Crossing Shopping Center                              WDR    Defeasance                  No         0/0/00
  122    Westway Office Park                                              WDR    Defeasance                  No         0/0/00
  125    The Whitney Hotel                                                WDR    Defeasance                 Yes         0/0/00
  127    Sun Lake Estates Mobile Home Park                                WDR    Defeasance                  No         0/0/00
  131    The Barons Apartments                                            WDR    Defeasance                  No         0/0/00
  133    426 West Broadway                                                WDR    Defeasance                  No         0/0/00
  134    Walnut Hill Apartments                                           WDR                                No         0/0/00


MORTGAGE
LOAN                                                                               CROSS                    LOCKBOX
NUMBER   PROPERTY NAME                                                         COLLATERALIZED               ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                                                                 Springing
   2     Annapolis Mall                                                                                    Hard
   3     Westfield Portfolio                                            Yes - Westfield America, Inc.      Hard
   5     Southern Company Center                                                                           Springing
   7     Deposit Guaranty Plaza                                         Yes - Plaza Investments, L.L.C.    Hard
   8     Cedarbrook Corporate Center Building 5                                                            Springing
   9     2 and 4 Gannett Drive                                                                             Springing
   10    New Media & Arts Center                                                                           Springing
   11    Pepper Square Shopping Center                                                                     Springing
   12    Pinewood Chase Apartments                                                                         Springing
   13    Eagle Rock                                                                                        Modified
   14    Deposit Guaranty Tower & Building                              Yes - Plaza Investments, L.L.C.    Hard
   18    205-11 Montague Street                                                                            None
   19    Reisterstown Square Apartments                                                                    Springing
   20    Five Points Plaza                                                                                 Springing
   23    River Oaks West Shopping Center                                                                   None
   24    Deposit Guaranty - Building                                    Yes - Plaza Investments, L.L.C.    Hard
   29    Whispering Oaks Apartments                                                                        Springing
   31    Central Forest Shopping Center                                                                    Springing
   34    Timberlyne Shopping Center                                                                        None
   35    29 West 35th Street                                                                               Springing
   36    Peacock Center                                                                                    None
   37    Nabisco Warehouse & Distribution Complex                                                          Springing
   38    Ballenger Creek Plaza                                                                             None
   41    Winchester Marketplace                                                                            None
   44    The Atria at Hillcrest                                                                            None
   45    Citizens Trust Company Bldg.                                                                      Springing
   47    Woodbridge Village Apartments                                                                     None
   48    Mooresville Festival Shopping Center                                                              Hard
   51    Town North Shopping Center                                                                        Springing
   52    Route 7 Commerce Center                                                                           Springing
   53    Post Road Plaza                                                                                   None
   54    Chapel Wood Apartments                                                                            Springing
   55    Enterprise Park                                                                                   None
   61    Oradell Medical Plaza                                                                             None
   62    River Drive                                                                                       None
   63    The Joseph Cory Warehouse                                                                         None
   67    Bernard Court Shopping Center                                                                     None
   72    17 Corporate Plaza Office Building                                                                None
   73    Westlake Office Building                                                                          Hard
   77    GSE Building                                                                                      None
   80    Ironwood Plaza                                                                                    None
   82    Parkview Estates                                                                                  Springing
   83    Wallace Crossing Shopping Center                               Yes - Chesterfield & Wallace       Springing
   84    Palomar Village                                                                                   None
   85    Stanton Oaks Shopping Center                                                                      Springing
   86    West Pointe Shopping Center                                                                       None
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3                                               None
   91    151 West 25th Street                                                                              Springing
   92    La Croix Court Apartments                                                                         Springing
   93    Everglades Apartments                                                                             None
   94    Plaza Building                                                                                    Springing
   97    Valley Plaza Shopping Center                                                                      Hard
  104    Cambridge Place Apartments                                                                        None
  110    Clay Commons Shopping Center                                                                      None
  118    Lake Creek Crossing Shopping Center                                                               None
  122    Westway Office Park                                                                               Springing
  125    The Whitney Hotel                                                                                 Hard
  127    Sun Lake Estates Mobile Home Park                                                                 Springing
  131    The Barons Apartments                                                                             None
  133    426 West Broadway                                                                                 Hard
  134    Walnut Hill Apartments                                                                            None


MORTGAGE
LOAN                                                                   MORTGAGE LOAN SELLER
NUMBER   PROPERTY NAME                                                 LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
   1     Cherry Creek Mall                                               LG-5564-AA
   2     Annapolis Mall                                                  LG-5994-AA
   3     Westfield Portfolio                                            LG-6135R-AA
   5     Southern Company Center                                               5247
   7     Deposit Guaranty Plaza                                                5297
   8     Cedarbrook Corporate Center Building 5                                5780
   9     2 and 4 Gannett Drive                                                 5818
   10    New Media & Arts Center                                               5223
   11    Pepper Square Shopping Center                                         6119
   12    Pinewood Chase Apartments                                             5097
   13    Eagle Rock                                                            6136
   14    Deposit Guaranty Tower & Building                                     5644
   18    205-11 Montague Street                                                5392
   19    Reisterstown Square Apartments                                        5846
   20    Five Points Plaza                                                     5248
   23    River Oaks West Shopping Center                                       5101
   24    Deposit Guaranty - Building                                           5643
   29    Whispering Oaks Apartments                                            6038
   31    Central Forest Shopping Center                                        6123
   34    Timberlyne Shopping Center                                            5168
   35    29 West 35th Street                                                   6184
   36    Peacock Center                                                        5181
   37    Nabisco Warehouse & Distribution Complex                              5896
   38    Ballenger Creek Plaza                                                 5180
   41    Winchester Marketplace                                                5057
   44    The Atria at Hillcrest                                                5231
   45    Citizens Trust Company Bldg.                                          5799
   47    Woodbridge Village Apartments                                         5405
   48    Mooresville Festival Shopping Center                                  5855
   51    Town North Shopping Center                                            6120
   52    Route 7 Commerce Center                                               5758
   53    Post Road Plaza                                                       5679
   54    Chapel Wood Apartments                                                5849
   55    Enterprise Park                                                       5585
   61    Oradell Medical Plaza                                                 5095
   62    River Drive                                                           5626
   63    The Joseph Cory Warehouse                                             5580
   67    Bernard Court Shopping Center                                         5117
   72    17 Corporate Plaza Office Building                                    5194
   73    Westlake Office Building                                              5280
   77    GSE Building                                                          5556
   80    Ironwood Plaza                                                        5514
   82    Parkview Estates                                                      6188
   83    Wallace Crossing Shopping Center                                      6030
   84    Palomar Village                                                       5105
   85    Stanton Oaks Shopping Center                                          6122
   86    West Pointe Shopping Center                                           5115
   87    Four Seasons Business Park VI,Buildings 1, 2, and 3                   5681
   91    151 West 25th Street                                                  6105
   92    La Croix Court Apartments                                             6098
   93    Everglades Apartments                                                 5573
   94    Plaza Building                                                        5671
   97    Valley Plaza Shopping Center                                          5856
  104    Cambridge Place Apartments                                            5786
  110    Clay Commons Shopping Center                                          5305
  118    Lake Creek Crossing Shopping Center                                   5098
  122    Westway Office Park                                                   5571
  125    The Whitney Hotel                                                     5859
  127    Sun Lake Estates Mobile Home Park                                     5471
  131    The Barons Apartments                                                 5917
  133    426 West Broadway                                                     5728
  134    Walnut Hill Apartments                                                5649


                      MORTGAGE LOAN SCHEDULE (SCHEDULE I)


MORTGAGE
LOAN
NUMBER   PROPERTY NAME                                                  ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                           831 Chesterfield Highway
  136    714 Lexington Avenue                                           714 Lexington Avenue
  139    Wayne Garden Apartments                                        101 West Browning Road
  144    509 East Sixth Street                                          509 East Sixth Street
  147    Capri Villas Apartments                                        4832 Main Street
  148    Pine Meadows Apartments                                        2200 Faraway Drive
  151    Crescent City Shopping Center                                  925 Summit Street
  152    Town Square Apartments                                         1123 S. Witter
  153    Arbor I                                                        190 Chamberlain Highway
  154    Summitwood Apartments                                          80, 156-174, & 153-185 Sam's Road
  157    San Vicente Shopping Center                                    11706-11712 San Vicente Boulevard
  158    Las Brisas Apartments                                          4500 North Main
  159    Malibu Court                                                   1702 Wirt Road
  163    Canal Studios                                                  243 & 278 North Union Street
  165    Liberty Place Professional Building                            3211 Liberty Street
  166    Grant Square                                                   15 Fernwood Avenue
  167    Post Oak Manor                                                 11211 S. Post Oak Road
  168    South Grand Apartments                                         15430 East Freeway
  169    AAA Mini-Storage                                               7625 North Loop East Freeway
  170    Welsh Gardens                                                  2630 Welsh Road
  171    Wellwood Manor                                                 606 W. Maple Avenue
  173    Creekside Mobile Home Park                                     2561 Kingston Road
  174    10 Parker Street                                               10 Parker Street
  175    38th Street Apartments                                         24 West 38th Street
  176    West Village II Ltd.                                           311-13 N 33rd Street & 3225-27 Powelton Avenue
  177    The Janwood Apartments                                         1706 Pasadena Boulevard
  178    Apartments 22                                                  2202 E. 136th Avenue
  179    West Village Ltd.                                              3201, 3205-07, 3211, 3217-23 Powelton Avenue
  180    Hillcrest Apartments                                           115 North 34th Street
  181    East Wind Apartments                                           115 Trenton Road
  182    University Village Apartments                                  306 N. 32nd Street & 3214-3218Street
  183    Minden Square Apartments                                       5444-5540 & 5435-5473 Minden Avenue
  184    Park Villa Apartments                                          2505-2525 Royal Palm Avenue
  185    263 Genesee Street                                             263 Genesee Street
  186    Rio Vista Apartments                                           1116 FM 78
  188    166 Jewett Avenue                                              166 Jewett Avenue
  189    14 Kensington Avenue                                           14 Kensington Avenue
  190    Zabriskie Arms Condominium                                     149 Zabriskie Street


MORTGAGE
LOAN                                                                                                               ZIP
NUMBER   PROPERTY NAME                                                  CITY                              STATE    CODE
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                           Cheraw                              SC     29520
  136    714 Lexington Avenue                                           New York                            NY     10022
  139    Wayne Garden Apartments                                        Collingswood                        NJ     8108
  144    509 East Sixth Street                                          New York                            NY     10009
  147    Capri Villas Apartments                                        Jacksonville                        FL     32299
  148    Pine Meadows Apartments                                        Columbia                            SC     29223
  151    Crescent City Shopping Center                                  Crescent City                       FL     32112
  152    Town Square Apartments                                         Pasadena                            TX     77506
  153    Arbor I                                                        Meriden                             CT     6451
  154    Summitwood Apartments                                          Meriden                             CT     6451
  157    San Vicente Shopping Center                                    Los Angeles                         CA     90049
  158    Las Brisas Apartments                                          Houston                             TX     77009
  159    Malibu Court                                                   Houston                             TX     77055
  163    Canal Studios                                                  Lambertville                        NJ     8530
  165    Liberty Place Professional Building                            Erie                                PA     16508
  166    Grant Square                                                   Clearwater                          FL     33765
  167    Post Oak Manor                                                 Houston                             TX     77306
  168    South Grand Apartments                                         Channelview                         TX     77530
  169    AAA Mini-Storage                                               Houston                             TX     77028
  170    Welsh Gardens                                                  Philadelphia                        PA     19152
  171    Wellwood Manor                                                 Merchantville Borough               NJ     8109
  173    Creekside Mobile Home Park                                     Leicester                           NY     14481
  174    10 Parker Street                                               Port Chester                        NY     10573
  175    38th Street Apartments                                         Jacksonville                        FL     32299
  176    West Village II Ltd.                                           Philadelphia                        PA     19104
  177    The Janwood Apartments                                         Pasadena                            TX     77506
  178    Apartments 22                                                  Tampa                               FL     33613
  179    West Village Ltd.                                              Philadelphia                        PA     19104
  180    Hillcrest Apartments                                           Philadelphia                        PA     19143
  181    East Wind Apartments                                           Brown Mills (Pemberton Twp.)        NJ     8068
  182    University Village Apartments                                  Philadelphia                        PA     19104
  183    Minden Square Apartments                                       Houston                             TX     77026
  184    Park Villa Apartments                                          Fort Myers                          FL     33916
  185    263 Genesee Street                                             Utica                               NY     13501
  186    Rio Vista Apartments                                           Schertz                             TX     78154
  188    166 Jewett Avenue                                              Jersey City                         NJ     7304
  189    14 Kensington Avenue                                           Jersey City                         NJ     7304
  190    Zabriskie Arms Condominium                                     Jersey City                         NJ     7307


MORTGAGE                                                                                                            REMAINING
LOAN                                                                    CUT-OFF DATE       MONTHLY P&I     MORTGAGE TERM TO
NUMBER   PROPERTY NAME                                                  BALANCE            PAYMENT           RATE   MATURITY
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                             2,096,329.64        16,490.72       8.73    117
  136    714 Lexington Avenue                                             1,996,770.45        16,470.06       8.77    118
  139    Wayne Garden Apartments                                          1,788,927.90        12,895.42       7.75    110
  144    509 East Sixth Street                                            1,495,621.28        11,940.05       8.88    114
  147    Capri Villas Apartments                                          1,489,924.20        12,459.80      8.875    112
  148    Pine Meadows Apartments                                          1,442,587.85        11,087.65       8.44    110
  151    Crescent City Shopping Center                                    1,318,759.65        10,280.92       8.64    118
  152    Town Square Apartments                                           1,316,343.68        10,693.42        8.5    110
  153    Arbor I                                                          1,316,359.76         9,926.00       8.26    115
  154    Summitwood Apartments                                            1,316,359.76         9,926.00       8.26    115
  157    San Vicente Shopping Center                                      1,246,764.30        10,704.77       9.25    117
  158    Las Brisas Apartments                                            1,243,518.25        10,276.80       8.75    114
  159    Malibu Court                                                     1,196,258.83         9,333.48      8.625    114
  163    Canal Studios                                                    1,044,555.33         8,632.51       8.75    114
  165    Liberty Place Professional Building                              1,018,019.67         8,229.18       9.03    116
  166    Grant Square                                                       997,855.67         7,777.90      8.625    116
  167    Post Oak Manor                                                     992,198.50         8,136.68      8.625    111
  168    South Grand Apartments                                             991,222.69         8,052.27        8.5    110
  169    AAA Mini-Storage                                                   933,227.32         7,607.47      9.125    116
  170    Welsh Gardens                                                      890,456.92         7,036.49       8.78    117
  171    Wellwood Manor                                                     840,543.42         6,642.07       8.78    117
  173    Creekside Mobile Home Park                                         821,686.55         6,923.37          9    115
  174    10 Parker Street                                                   796,325.32         6,920.19      9.375    114
  175    38th Street Apartments                                             794,626.23         6,645.23      8.875    112
  176    West Village II Ltd.                                               771,410.00         5,959.08        8.5    111
  177    The Janwood Apartments                                             699,223.95         5,617.59      8.375    111
  178    Apartments 22                                                      697,561.17         5,444.53      8.625    113
  179    West Village Ltd.                                                  696,757.48         5,382.39        8.5    111
  180    Hillcrest Apartments                                               646,958.13         5,113.55       8.75    110
  181    East Wind Apartments                                               619,076.40         5,213.30        9.5    117
  182    University Village Apartments                                      599,211.38         4,628.86        8.5    111
  183    Minden Square Apartments                                           597,949.40         4,994.16        8.9    116
  184    Park Villa Apartments                                              596,962.17         4,983.92      8.875    114
  185    263 Genesee Street                                                 499,668.08         4,295.77       9.75    118
  186    Rio Vista Apartments                                               498,758.59         4,368.48        9.5    117
  188    166 Jewett Avenue                                                  410,155.51         3,204.49      8.625    111
  189    14 Kensington Avenue                                               335,491.29         2,621.15      8.625    111
  190    Zabriskie Arms Condominium                                         298,656.90         2,333.37      8.625    111


MORTGAGE                                                                          REMAINING     INTEREST
LOAN                                                                   MATURITY-  AMORTIZATION  ACCRUAL   ADMINISTRATIVE  GROUND
NUMBER   PROPERTY NAME                                                 ARD        TERM          BASIS     COST RATE       LEASE?
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                           2/11/10       357        Act/360      0.1022
  136    714 Lexington Avenue                                           3/11/10       298        Act/360      0.1022
  139    Wayne Garden Apartments                                         7/1/09       350        Act/360      0.1022
  144    509 East Sixth Street                                          11/11/09      354        Act/360      0.1022
  147    Capri Villas Apartments                                        9/11/09       292        Act/360      0.1022
  148    Pine Meadows Apartments                                         7/1/09       350        Act/360      0.1022
  151    Crescent City Shopping Center                                  3/11/10       358        Act/360      0.1022
  152    Town Square Apartments                                          7/1/09       290        Act/360      0.1022
  153    Arbor I                                                        12/11/09      355        Act/360      0.1022
  154    Summitwood Apartments                                          12/11/09      355        Act/360      0.1022
  157    San Vicente Shopping Center                                    2/11/10       297        Act/360      0.1022
  158    Las Brisas Apartments                                          11/11/09      294        Act/360      0.1022
  159    Malibu Court                                                   11/11/09      354        Act/360      0.1022
  163    Canal Studios                                                  11/11/09      294        Act/360      0.1022
  165    Liberty Place Professional Building                            1/11/10       356        Act/360      0.1022
  166    Grant Square                                                   1/11/10       356        Act/360      0.1022
  167    Post Oak Manor                                                 8/11/09       291        Act/360      0.1022
  168    South Grand Apartments                                          7/1/09       290        Act/360      0.1022
  169    AAA Mini-Storage                                                1/6/10       356        Act/360      0.1022
  170    Welsh Gardens                                                  2/11/10       357        Act/360      0.1022
  171    Wellwood Manor                                                 2/11/10       357        Act/360      0.1022
  173    Creekside Mobile Home Park                                     12/11/09      295        Act/360      0.1022
  174    10 Parker Street                                               11/11/09      294        Act/360      0.1022
  175    38th Street Apartments                                         9/11/09       292        Act/360      0.1022
  176    West Village II Ltd.                                           8/11/09       351        Act/360      0.1022
  177    The Janwood Apartments                                         8/11/09       291        Act/360      0.1022
  178    Apartments 22                                                  10/11/09      353        Act/360      0.1022
  179    West Village Ltd.                                              8/11/09       351        Act/360      0.1022
  180    Hillcrest Apartments                                            7/1/09       350        Act/360      0.1022
  181    East Wind Apartments                                           2/11/10       357        Act/360      0.1022
  182    University Village Apartments                                  8/11/09       351        Act/360      0.1022
  183    Minden Square Apartments                                       1/11/10       296        Act/360      0.1022
  184    Park Villa Apartments                                          11/11/09      294        Act/360      0.1022
  185    263 Genesee Street                                             3/11/10       358        Act/360      0.1022
  186    Rio Vista Apartments                                           2/11/10       297        Act/360      0.1022
  188    166 Jewett Avenue                                              8/11/09       351        Act/360      0.1022
  189    14 Kensington Avenue                                           8/11/09       351        Act/360      0.1022
  190    Zabriskie Arms Condominium                                     8/11/09       351        Act/360      0.1022


MORTGAGE                                                                MORTGAGE              SECURED     ARD        ANTICIPATED
LOAN                                                                    LOAN                  BY LETTER   MORTGAGE   REPAYMENT
NUMBER   PROPERTY NAME                                                  SELLER   DEFEASANCE   OF CREDIT   LOAN       DATE
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                             WDR    Defeasance                  No         0/0/00
  136    714 Lexington Avenue                                             WDR    Defeasance                  No         0/0/00
  139    Wayne Garden Apartments                                          WDR    Defeasance                  No         0/0/00
  144    509 East Sixth Street                                            WDR                                No         0/0/00
  147    Capri Villas Apartments                                          WDR                                No         0/0/00
  148    Pine Meadows Apartments                                          WDR    Defeasance                  No         0/0/00
  151    Crescent City Shopping Center                                    WDR    Defeasance                  No         0/0/00
  152    Town Square Apartments                                           WDR                                No         0/0/00
  153    Arbor I                                                          WDR    Defeasance                  No         0/0/00
  154    Summitwood Apartments                                            WDR    Defeasance                  No         0/0/00
  157    San Vicente Shopping Center                                      WDR    Defeasance                  No         0/0/00
  158    Las Brisas Apartments                                            WDR                                No         0/0/00
  159    Malibu Court                                                     WDR                                No         0/0/00
  163    Canal Studios                                                    WDR    Defeasance                  No         0/0/00
  165    Liberty Place Professional Building                              WDR    Defeasance                  No         0/0/00
  166    Grant Square                                                     WDR                                No         0/0/00
  167    Post Oak Manor                                                   WDR                                No         0/0/00
  168    South Grand Apartments                                           WDR                                No         0/0/00
  169    AAA Mini-Storage                                                 WDR    Defeasance                  No         0/0/00
  170    Welsh Gardens                                                    WDR                                No         0/0/00
  171    Wellwood Manor                                                   WDR                                No         0/0/00
  173    Creekside Mobile Home Park                                       WDR                                No         0/0/00
  174    10 Parker Street                                                 WDR                                No         0/0/00
  175    38th Street Apartments                                           WDR                                No         0/0/00
  176    West Village II Ltd.                                             WDR                                No         0/0/00
  177    The Janwood Apartments                                           WDR                                No         0/0/00
  178    Apartments 22                                                    WDR                                No         0/0/00
  179    West Village Ltd.                                                WDR                                No         0/0/00
  180    Hillcrest Apartments                                             WDR                                No         0/0/00
  181    East Wind Apartments                                             WDR                                No         0/0/00
  182    University Village Apartments                                    WDR                                No         0/0/00
  183    Minden Square Apartments                                         WDR                                No         0/0/00
  184    Park Villa Apartments                                            WDR                                No         0/0/00
  185    263 Genesee Street                                               WDR                                No         0/0/00
  186    Rio Vista Apartments                                             WDR                                No         0/0/00
  188    166 Jewett Avenue                                                WDR                                No         0/0/00
  189    14 Kensington Avenue                                             WDR                                No         0/0/00
  190    Zabriskie Arms Condominium                                       WDR                                No         0/0/00


MORTGAGE
LOAN                                                                               CROSS                    LOCKBOX
NUMBER   PROPERTY NAME                                                         COLLATERALIZED               ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                           Yes - Chesterfield & Wallace       Springing
  136    714 Lexington Avenue                                                                              None
  139    Wayne Garden Apartments                                                                           None
  144    509 East Sixth Street                                                                             None
  147    Capri Villas Apartments                                        Yes - Alfred H. Wolf, Jr.          None
  148    Pine Meadows Apartments                                                                           None
  151    Crescent City Shopping Center                                                                     Springing
  152    Town Square Apartments                                                                            None
  153    Arbor I                                                                                           None
  154    Summitwood Apartments                                                                             None
  157    San Vicente Shopping Center                                                                       None
  158    Las Brisas Apartments                                                                             None
  159    Malibu Court                                                                                      None
  163    Canal Studios                                                                                     None
  165    Liberty Place Professional Building                                                               None
  166    Grant Square                                                                                      None
  167    Post Oak Manor                                                                                    None
  168    South Grand Apartments                                                                            None
  169    AAA Mini-Storage                                                                                  None
  170    Welsh Gardens                                                                                     None
  171    Wellwood Manor                                                                                    None
  173    Creekside Mobile Home Park                                                                        None
  174    10 Parker Street                                                                                  None
  175    38th Street Apartments                                         Yes - Alfred H. Wolf, Jr.          None
  176    West Village II Ltd.                                                                              None
  177    The Janwood Apartments                                                                            None
  178    Apartments 22                                                                                     None
  179    West Village Ltd.                                                                                 None
  180    Hillcrest Apartments                                                                              None
  181    East Wind Apartments                                                                              None
  182    University Village Apartments                                                                     None
  183    Minden Square Apartments                                                                          None
  184    Park Villa Apartments                                                                             None
  185    263 Genesee Street                                                                                None
  186    Rio Vista Apartments                                                                              None
  188    166 Jewett Avenue                                              Yes - Jersey                       None
  189    14 Kensington Avenue                                           Yes - Jersey                       None
  190    Zabriskie Arms Condominium                                     Yes - Jersey                       None


MORTGAGE
LOAN                                                                   MORTGAGE LOAN SELLER
NUMBER   PROPERTY NAME                                                 LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  135    Chesterfield Commons Shopping Center                                  6029
  136    714 Lexington Avenue                                                  6056
  139    Wayne Garden Apartments                                               5195
  144    509 East Sixth Street                                                 5306
  147    Capri Villas Apartments                                               5290
  148    Pine Meadows Apartments                                               5151
  151    Crescent City Shopping Center                                         6020
  152    Town Square Apartments                                                5209
  153    Arbor I                                                               5916
  154    Summitwood Apartments                                                 6047
  157    San Vicente Shopping Center                                           5993
  158    Las Brisas Apartments                                                 5347
  159    Malibu Court                                                          5348
  163    Canal Studios                                                         5451
  165    Liberty Place Professional Building                                   5973
  166    Grant Square                                                          5206
  167    Post Oak Manor                                                        5370
  168    South Grand Apartments                                                5208
  169    AAA Mini-Storage                                                      6163
  170    Welsh Gardens                                                         5979
  171    Wellwood Manor                                                        5978
  173    Creekside Mobile Home Park                                            5764
  174    10 Parker Street                                                      5619
  175    38th Street Apartments                                                5291
  176    West Village II Ltd.                                                  5334
  177    The Janwood Apartments                                                5344
  178    Apartments 22                                                         5205
  179    West Village Ltd.                                                     5336
  180    Hillcrest Apartments                                                  5243
  181    East Wind Apartments                                                  5873
  182    University Village Apartments                                         5335
  183    Minden Square Apartments                                              5748
  184    Park Villa Apartments                                                 5494
  185    263 Genesee Street                                                    5952
  186    Rio Vista Apartments                                                  5747
  188    166 Jewett Avenue                                                     5207
  189    14 Kensington Avenue                                                  5394
  190    Zabriskie Arms Condominium                                            5395


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


         Except as set forth on the schedule of exceptions, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

                  (i) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) If such Mortgage Loan was originated by the Seller or another Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or another Affiliate of the Seller, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) The Seller owns such Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

                  (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (v) Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination; and the Mortgage Loan is non-recourse to the Mortgagor or any other Person.

                  (vi) As of the date of its origination or, if such Mortgage Loan is the Cherry Creek Mortgage Loan, Annapolis Mall Mortgage Loan or Westfield Portfolio Mortgage Loan, as of the date of the execution of the related Mortgage Note, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith; and, as of the Cut-off Date, to the best of the Seller's knowledge, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements; and, to the actual knowledge of the Seller, no such claim has been asserted.

                  (vii) The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (viii) Each related Mortgage is a valid and enforceable  first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments not yet due and 30 days' delinquent, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal (if any) of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (C) other matters to which like properties are commonly subject (the exceptions set forth in the foregoing CLAUSES (A), (B) and (C) collectively, "PERMITTED ENCUMBRANCES"); and such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                  (ix) The related Mortgage Loan Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of healthcare facilities and hotel properties, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related

         Mortgagor  and  necessary  or material to the  operation of the subject
         Mortgaged Property (or, if not filed and/or recorded, the related Mortgage Loan Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

                  (x) All taxes, governmental assessments, ground rents, water charges or sewer rents that prior to the Cut-off Date became due and owing in respect of, and materially affect, any related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Cut-off Date, to the actual knowledge of the Seller, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage.

                  (xii) Each  related  Mortgaged  Property is covered by an ALTA
         (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), or there is a binding commitment from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and, to the best of the Seller's knowledge, no prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

                  (xiii) As of the date of its origination and, to the best of the Seller's knowledge, as of the Cut-off Date, all insurance required under each related Mortgage, which was in full force and effect with respect to each related Mortgaged Property; such insurance covered
         (except where a Tenant under a Credit Lease is permitted to self-insure) such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) a business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or "seismic zones" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property earthquake insurance; the related insurance policies provide that they may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                  (xv) As of the Cut-off Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                  (xvi) Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                  (xvii) Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust Fund or, if such Mortgage Loan is part of a Loan Pair, the related Companion Loan).

                  (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

                  (xix)  Prepayment   Premiums  and  Yield  Maintenance  Charges
         payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2).

                  (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met ASTM requirements; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed for purposes of effecting such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was DE MINIMIS, or (5) environmental insurance has been obtained.

                  (xxi) The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

                  (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                  (xxiv) Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                  (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                  (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing; no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing.

                  (xxvii) Except with respect to transfers of certain non-controlling interests in the related Mortgagor as specified in the related Mortgage, and except with respect to one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                  (xxviii) Unless such Mortgage Loan is part of a Loan Pair, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool.

                  (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument.

                  (xxx) Unless such Mortgage Loan is a Credit Lease Loan, each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                  (xxxi) The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of U.S. government securities or (C) delivery of substitute real property collateral.

                  (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in PARAGRAPH (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                  (xxxiii) Unless such Mortgage Loan is a Credit Lease Loan, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                  (xxxiv) If such Mortgage Loan has a Cut-off Date Balance in excess of $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding.

                  (xxxv) No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and no funds have been received from any person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                  (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvii) Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                  (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                  (xl) Unless such Mortgage Loan is part of a Loan Pair, the related Mortgage Note is not, to the Seller's knowledge, secured by any collateral that secures a mortgage loan that is not in the Trust Fund; if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund; and the security interest/lien on each item of collateral for such Mortgage Loan has been assigned to the Trustee.

                  (xli) None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, they are covered by flood hazard insurance.

                  (xlii) Unless such  Mortgage Loan is a Credit Lease Loan,  one or more engineering assessments were performed by an Independent engineering consulting firm on behalf of the Seller or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was DE MINIMIS.

                  (xliii) All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited.

                  (xliv) The related Mortgagor has represented to the Seller that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect.

                  (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

                  (xlvi) Such Mortgage Loan is secured in whole or in material part by a fee simple interest.

                  (xlvii) If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                           (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                           (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing
                                    Date);

                           (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                           (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                           (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                           (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee;

                           (G) the ground lessee's interest in such Ground Lease is not subject to any liens or
                                    encumbrances   superior   to,  or  of  equal
                                    priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the current use of such Mortgaged Property, or (3) the value of the Mortgaged Property;

                           (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate or cancel such Ground Lease;

                           (I) such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

                           (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with such mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

                           (K) such Ground Lease does not impose any restrictions on use which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                           (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease as a result of the rejection thereof by the related Mortgagor in bankruptcy; and

                           (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xlviii) If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                  (xlix) Each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

                  (l) (1) If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to 125% of the allocated loan amount of the portion of the Mortgaged Property being released (3) an independent accounting firm certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a Single-Purpose Entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

                  (li) No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement.

                  (lii) To the Seller's knowledge, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged
         Property since origination that have not been released, bonded or escrowed for.

                  (liii) The Due Date for each Mortgage Loan is scheduled to be the first day, the first business day, the sixth day or the eleventh day of the month.

                  (liv) Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in PARAGRAPH (vii) above, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same.

                  (lv) To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                  (lvi) If such Mortgage Loan is a Credit Lease Loan, then:

                           (A) the lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan (or an escrow has been established to cover the difference);

                           (B) the related Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not  limited  to,  the costs  associated
                                    with    utilities,     taxes,     insurance,
                                    maintenance  and repairs is an obligation of
                                    the   related   Tenant,   except  for  those
                                    monetary obligations that have been reserved for;

                           (C) the related Mortgagor does not have any material nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

                           (D) the related Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to rent under, such Credit Lease;

                           (E) the related Tenant cannot terminate or abate rental payments under the related Credit Lease for any reason prior to the payment in full of: (1) the principal balance of the related Mortgage Loan; (2) all accrued and unpaid interest on such Mortgage Loan; and
                                    (3) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under such Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against each such risk;

                           (F) in the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

                           (G) the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature other than the acts or omissions of the related Mortgagor, (1) to which the related Mortgagor is subject because of such Mortgagor's estate in the leased property, or (2) arising from (I) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (II) the related

                                    Tenant's  violation  of the  related  Credit
                                    Lease, or (III) any act or omission of the related Tenant;

                           (H) the related Tenant has agreed to indemnify the related Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

                           (I) in the event the related Credit Lease is accompanied by a guaranty from a Rated Party, such guaranty is legal, valid and binding against such Rated Party, and such Rated Party has also executed or acknowledged in writing, with respect to the related Mortgage, a subordination and non-disturbance agreement; such guaranty is unconditional, irrevocable and absolute, without any right of offset, counterclaim or defense; such guaranty provides that it is a guaranty of both the performance and payment of the financial obligations of the related Tenant, and not only of collection; and such guaranty may not be amended or released without the consent of the mortgagee under such Credit Lease Loan;

                           (J) if such Credit Lease Loan shall not be fully amortized by the expiration of the related Credit Lease, such Credit Lease Loan has the benefit of a Residual Value Insurance Policy or a Lease Enhancement Policy;

                           (K) if such Credit Lease Loan has the benefit of a Residual Value Insurance Policy or a Lease Enhancement Policy, such policy has been obtained and is in effect, and unless the related Credit Lease is a bond-type lease, the required premiums have been paid; and each such related Lease Enhancement Policy and Residual Value Insurance Policy is non-cancelable (subject to customary exceptions); such Credit Lease Loan and the insurance company providing such policy are identified herein; such policy designates the mortgagee and its successors and assigns as loss payee, with all claims payable thereto; payment under such policy is required to be made within 15 days of a valid claim; and the insured amount payable under such policy will be no less than the outstanding principal balance of such Credit Lease Loan at the time a claim is made, plus accrued interest;

                           (L) any information set forth herein with respect to any guarantor of the Tenant's obligations under the related Credit Lease, is accurate in all material respects;

                           (M) to the best of the Seller's knowledge, no default by the related Mortgagor or Tenant has occurred under the related Credit Lease, and, to the Seller's actual knowledge, there is no existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such Credit Lease;

                           (N) the related Credit Lease is in full force and effect, and is a legal, valid, binding and (subject to the exceptions set forth in PARAGRAPH (vii) above) enforceable agreement of the related Tenant;

                           (O) no Person owns any interest in any payments due under the related Credit Lease other than the related Mortgagor and the Seller (which interest is being conveyed hereunder);

                           (P) the related Tenant has agreed to notify the mortgagee under such Credit Lease Loan of any default under the related Credit Lease and to provide such mortgagee with additional time and opportunity to cure;

                           (Q) such Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagee thereunder;

                           (R) to the best of the Seller's knowledge, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the related Credit Lease, nor will the operation of any of the terms of such Credit Lease, or the exercise of any rights thereunder, render such Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim;

                           (S) the related Tenant is required under such Credit Lease Loan to make all rental payments directly to the mortgagee, its successors and assigns;

                           (T) the related Credit Lease contains customary and (subject to the exceptions set forth in paragraph (vii) above) enforceable
                                    provisions   which  render  the  rights  and
                                    remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

                           (U) the related Credit Lease has an original term ending on or after the final maturity of such Credit Lease Loan.

                           (V) the related Mortgaged Property is not subject to any lease other than the related Credit Lease, and the related Credit Tenant occupies the entire space;

                           (W) a permanent certificate of occupancy has been issued in respect of the related Mortgaged Property and the related Credit Tenant has commenced lease payments; and

                           (X) the related Credit Tenant has delivered an estoppel verifying the rents and terms of the related Credit Lease, acknowledging that no rent has been paid in advance and agreeing to attorn to the mortgagee.

                 EXCEPTIONS TO THE MORTGAGE LOAN REPRESENTATIONS


REP.       LOAN NAME                         LOAN #        EXCEPTIONS
xx         Pine Meadows Apartments           135           The  environmental   site  assessment  was  performed
                                                           during the  15-month  period  preceding  the  Cut-off
                                                           Date.

xxvi       Pinewood Chase Apartments         12            A  mezzanine  loan  was  made  to  affiliates  of the
                                                           Borrower in the amount of $1,000,000

xxviii     Eagle Rock                        13            The Mortgage  Loan,  when  aggregated  with  Mortgage
                                                           Loans  made  to  an  Affiliate  of  such   Mortgagor,
                                                           represents  more  than  5% of the  aggregate  Cut-off
                                                           Date Balance of the Mortgage Pool.

xxx        Bernard Court                     62            The  property  was  inspected  during  the  12  month
                                                           period prior to origination.

xxx        West Pointe Shopping Center       79            The  property  was  inspected  during  the  12  month
                                                           period prior to origination.

xxx        Plaza Building                    86            The  property  was  inspected  during  the  12  month
                                                           period prior to origination.

xlvi       Cherry Creek Mall                 1             The property is primarily secured by a leasehold
                                                           interest.

xlvi       Deposit Guaranty - Building       23            The property is partially secured by a leasehold
                                                           interest.

xlvi       GSE Building                      71            The property is primarily secured by a leasehold
                                                           interest.

xlvii(B)   Cherry Creek Mall                 1             The ground lessor has certain notice and cure rights
                                                           prior to foreclosure.

xlvii(L)   GSE Building                      71            The ground lease is silent regarding this issue.

xlix       Westlake Office Building          67            The property does not constitute a separate tax lot,
                                                           however the lender collects taxes for the other
                                                           parcel.

xlix       Four Seasons Business Park        80            The property does not constitute a separate tax lot,
                                                           however the loan documents provide for the escrow of
                                                           taxes for the other parcel.